EXHIBIT 99.1


CSD 1001A [11/15/04]
Name, Address, Telephone No. & I.D. No.
Katherine P. Soby (SBN 241073)
Foley & Lardner LLP
402 West Broadway, Suite 2100
San Diego, CA 92101
e-mail: vilaplana@foley.com
P: 619-234-6655
F: 619-234-3510
----------------------------------------

    UNITED STATES BANKRUPTCY COURT
    SOUTHERN DISTRICT OF CALIFORNIA
    325 West "F" Street,
    San Diego, California 92101-6991
--------------------------------------------------------------------------------
In Re.
MicroIslet, Inc., a Nevada corporation

                                               BANKRUPTCY NO. 08-11388-PB11
                                               Date of Hearing:  January 5, 2009
                                               Time of Hearing:3:00 p.m.
                                Debtor.        Name of Judge: Peter W. Bowie
--------------------------------------------------------------------------------


             [PROPOSED] ORDER ON DEBTOR IN POSSESSION OF FINANCING

IT IS ORDERED THAT the relief sought as set forth on the continuation pages attached and numbered two (2) through 7 with exhibits, if any, for a total of 7 pages, is granted. Motion/Application Docket Entry No 10.



Dated:  January 6, 2009

Signature by the attorney constitutes
A certification under Fed. R. of Bankr.
P. 9011 that the Relief in the order is
the relief granted by the court.

Submitted by:                                    /s/ Peter W. Bowie
                                                 -----------------------------
Foley & Lardner LLP                              Judge, United States
-------------------------                        Bankruptcy Court
(Firm name)

By:  /s/ Katherine P. Soby
     ------------------------
    Attorney for [x] Movant [ ] Respondent

CSD 1001A [11/15/04] (PAGE 2)
ORDER ON [Proposed] Order on Debtor-in-Possession Financing
DEBTOR: MicroIslet, Inc.                                  CASE NO: 08-11388-PB11
--------------------------------------------------------------------------------


This Court, having considered the motion ("Motion") of Microlslet, Inc., a Nevada corporation, debtor and debtor in possession in the above captioned Chapter 11 proceeding ("Debtor"), requesting authorization to borrow up to $1,500,000.00 (including the $245,000.00 and $627,701.00 previously authorized on November 13,2008 and December 8, 2008, respectively) ("DIP Loan") from EuroAmerican Investment Corp. ("DIP Lender") pursuant to that certain loan agreement ("DIP Loan Agreement"), attached hereto as Exhibit "A", the Oppositions to the Motion filed by the Ad Hoc Committee of Shareholders of Microlslet ("Ad Hoc Committee"), and the Replies to the Ad Hoc Committee's Oppositions; and the Debtor having objected to the participation of the Ad Hoc Committee and having filed a Motion to Refuse Ad Hoc Committee to be Heard or Intervene because of the Ad Hoc Committee's failure to comply with Rule 2019 of the Federal Rules of Bankruptcy Procedure, and the Court having permitted participation by the Ad Hoc Committee on an interim basis; and it appearing that approval of the Motion is necessary to avoid immediate and irreparable harm to the Debtor, is otherwise fair and reasonable and in the best interest of the Debtor and the estate, and is essential for the continued operation of the Debtor's business; and the objections by the Ad Hoc Committee being addressed; and after due deliberation and consideration and for good and sufficient cause appearing therefor:

BASED UPON THE RECORD ESTABLISHED BY THE PARTIES AT THE HEARINGS AND FOR PURPOSES OF THIS ORDER ONLY, THE BANKRUPTCY COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:

1. An immediate need exists for the Debtor to draw down the remaining funds from the DIP Loan in the amount of $627,299.00 to continue operations and to administer and preserve the value of its business and the estate. Without such funds, the Debtor and its estate would be immediately and irreparably harmed, which would eliminate the possibility of a successful reorganization or sale of the Debtor's assets as a going concern.

2. Proceeds of the DIP Loan shall be used in accordance with the terms of the DIP Loan and in a manner reasonably consistent with the Debtor's Budget attached hereto as Exhibit "B", and/or as otherwise allowed by the Court.

3. That the DIP Lender is a good faith financer and is entitled to the protections of section 364(E) of the Bankruptcy Code.

NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

1. The Motion is granted to the extent Debtor is hereby authorized to draw down the remaining $627,299.00 in funds from the DIP Loan pursuant to the DIP Loan Agreement with DIP Lender, attached as Exhibit A, to provide ongoing working capital to fund the Debtor's operations.

2. Debtor shall use the proceeds of the DIP Loan in a manner consistent with the terms of the DIP Loan and in accordance with the Budget.

PREPARED BY:

Foley & Lardner

/s/ Katherine P. Soby
---------------------
Katherine P.. Soby



                                 Signed by Judge Peter W. Bowie January 06, 2009

                      UNSECURED REVOLVING PROMISSORY NOTE

US $1,500,000                                              San Diego, California
                                                               November 13, 2008

         MICROISLET, INC., a Nevada corporation (together with its successors, the "Borrower"), for value received, hereby promises to pay to the order of EuroAmerican Investment Corp., or its registered assigns (the "Lender"), the aggregate unpaid principal amount of all advances ("Advances") made by Lender to Borrower in accordance with the terms and conditions hereof, up to a maximum principal amount of One Million Five Hundred Thousand Dollars (US $1,500,000.00) (the "Credit"), or so much thereof as shall then equal the outstanding principal amount hereof (such amount, as modified from time to time as provided herein, the "Principal Amount"), and any unpaid accrued interest hereon, as set forth below, which shall all be due and payable, unless earlier prepaid pursuant to the terms hereof, on the earliest to occur of: (i) November 13, 2009, (ii) the date on which Borrower's case under Chapter 11 of the United States Bankruptcy Code is converted to a case under Chapter 7 of the United States Bankruptcy Code, or (iii) the date on which substantially all of the assets of Borrower are sold (the "Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Lender. All amounts advanced hereon, but not to exceed US $1,500,000.00 Principal Amount at any one time outstanding, shall be advanced upon the request of the Borrower and with the consent of the Lender, as herein provided.

         On November 11, 2008, Borrower commenced a bankruptcy case by filing a voluntary petition for relief under Chapter 11 of title 11, United States Code in the United States Bankruptcy Court for the Southern District of California, thereby creating an estate. In order to finance the continued operation of the estate, and, particularly, to permit the timely payment of its payroll obligations, Lender has agreed to provide Borrower with Advances up to the Credit limit on the terms and conditions set forth in this Unsecured Revolving Promissory Note (the "Note"), and subject to the approval of the Bankruptcy Court. The following is a statement of the rights and obligations of the Borrower and Lender under this Note and the conditions to which this Note is subject, and to which the Lender, by the acceptance of this Note, agrees:

         1. ADVANCES. Subject to all the terms and conditions of this Note, Lender may, upon request and at its sole discretion, make Advances to Borrower from time to time prior to the Maturity Date on a revolving basis, provided that at no time may the Principal Amount (after giving effect to such Advance) exceed the Credit. To utilize the Credit, Borrower shall notify the Lender by telephone or in writing specifying (i) the amount of the Advance requested, and (ii) the date on which such Advance is requested to be made. Notwithstanding the foregoing, Borrower acknowledges and agrees that Lender shall have no obligation to make any Advance to Borrower hereunder.

         2. INTEREST. Simple interest shall accrue on the Principal Amount commencing on the date of issuance of this Note (the "Issue Date") through (but excluding) the date that the Principal Amount has been paid in full, at the rate (such rate, the "Interest Rate") of twenty-four percent (24%) per annum. Interest shall be calculated on the daily Principal Amount based on the actual number of days elapsed in the interest payment period over a year of 365 days, or 366 days, as appropriate.

                                Exhibit A Page 3

         3. PAYMENTS. All payments of principal and interest shall be made in lawful money of the United States of America to Lender, either (at the Borrower's election) (i) by wire transfer to the account specified below the Lender's name on the signature page hereto (or to such other account at a commercial Lender located in the United States of America as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of such payment), or (ii) by Borrower's cashier's or certified check payable to Lender at Lender's principal address for notices (or at such other place as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of the Borrower sending such payment). The Principal Amount and accrued but unpaid interest of this Note may be prepaid in whole or in part at any time without notice and without premium or penalty. If not otherwise prepaid, the outstanding Principal Amount and any unpaid accrued interest hereon shall be due and payable on the Maturity Date. Each payment (including any prepayment) shall be applied first to interest then due, and the balance, if any, to the Principal Amount.

         4. EVENTS OF DEFAULT. Failure to make any payment hereunder when it comes due shall constitute an "Event of Default," and for so long as such condition exists, Lender may declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Borrower.

         5. SAVINGS. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest hereunder at a rate which could subject Lender to either criminal or civil liability as a result of being in excess of the maximum interest rate which Lender is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the interest rate shall be deemed to be immediately reduced to such maximum rate, and all previous payments, if any, in excess of the maximum rate shall be deemed to have been payments in reduction of Principal Amount and not on account of the interest rate hereunder.

         6. REPLACEMENT OF NOTE. If this note is mutilated, lost, stolen or destroyed, the Borrower shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this note, a new Unsecured Revolving Promissory Note, but only upon receipt of evidence reasonably satisfactory to the Borrower of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Borrower may prescribe. If a new note is requested as a result of a mutilation of this Note, then Lender shall deliver such mutilated note to the Borrower as a condition precedent to the Borrower's obligation to issue the new note.

         7. ASSIGNMENT. Subject to the restrictions on transfer described herein, the rights and obligations of the Borrower and the Lender shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties.

         8. EXPENSES; WAIVERS. In the event that any dispute among the Borrower and Lender relating to this Note should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including such reasonable fees and expenses of attorney's and accountants, which shall also include all fees, costs and expenses of appeals. Except as otherwise set forth herein, the Borrower hereby waives notice of default, presentation or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

         9. WAIVER AND AMENDMENT. Any other term of this Note may be amended or otherwise modified, and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower, the Lender and the Bankruptcy Court. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon the Borrower and the Lender, and all of their respective successors and permitted assigns, whether or not the successor or assign entered into or approved such amendment, modification, or waiver.


                                Exhibit A Page 4

         10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, confirmed facsimile, confirmed e-mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed delivered: five business days after such mailing; upon confirmation of such facsimile or email delivery before 5:00 p.m. Pacific time on a business day, or if after such time, the next business day; or one business day after such deposit with a recognized overnight express courier. Notices shall be delivered as addressed as follows:
(a) if to the Borrower, at the address set forth for notice to the Borrower on the signature page hereto (or at such other address as may be given to Lender by the Borrower from time to time), and (b) if to Lender, at the address set forth below Lender's signature on the signature page hereto (or at such other address as may be given to the Borrower by Lender from time to time).

         11. GOVERNING LAW. This Note is entered into in San Diego, California and shall be performed in California. This Note and all actions arising out of or in connection with this Note shall be interpreted, enforced and adjudicated in Carlsbad, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

         12. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

                           [ SIGNATURE PAGE FOLLOWS ]



                                Exhibit A Page 5

         IN WITNESS OF WHICH, the Borrower has caused this Note to be issued as of the first date written above.

                                          MICROISLET, INC., a Nevada corporation


                                          By: /s/ Michael J. Andrews
                                              ----------------------------------
                                              Michael J. Andrews
                                              Chief Executive Officer


                                              6370 Nancy Ridge Drive, Suite 112
                                              San Diego, California  92121
                                              Fax: (858) 657-0288


ACKNOWLEDGED AND AGREED:

EUROAMERICAN INVESTMENT CORP.


By: /s/ William Wachtel
    ---------------------------
    William Wachtel



                                Exhibit A Page 6

                                                                  January 6
Debtor's Budget from January 6, 2009 - February 5, 2009             Through
                                                                  February 5
------------------------------------------------------------------------------

Net pay                                                              76,952
                                                            401(k)    9,984
Payroll taxes                                                        49,990
Health insurance                                                      9,100
Dental insurance                                                      1,000
Vision insurance                                                        110
Life insurance                                                          450
                                                                    -------
(1)Valuation expert                                                      --
Legal counsel                                                            --
Creditors' committee costs
  Accountants                                                            --
                                                                    -------
Prepetition-Fios                                                    100,000
Prepetition-Progenitor Cell Therapy                                      --
(2)Prepetition-D&O, WC                                                   --
Prepetition taxes                                                        --
                                                                    -------
Fios-monthly payment                                                102,250
Fios-expenses                                                         9,000
Progenitor Cell Therapy                                             171,667
Regulus                                                                  --
Bioquant                                                                 --
Biotox                                                                   --
Millipore                                                                --
Clinical consultants                                                     --
Other consultants                                                        --
Organ shipping                                                        6,000
Lab supplies                                                         45,000
Bioreliance                                                              --
                                                                    -------
Scientific advisors                                                   5,333
(3)Rent                                                              40,000
Delage-Landen                                                         4,600
Konica                                                                  600
Beckman Coulter                                                       7,500
SDG&E                                                                 5,200
AT&T                                                                  1,000
Sparkletts                                                              120
Standard coffee                                                          60
Verizon                                                                 160
Shred-it                                                                140
Janitorial                                                            1,400
LanSolutions                                                          1,800
PINT                                                                     --
AICCO                                                                16,000
Prudential Overall supply                                               360
C2 Conferencing                                                       1,200
Fidelity (401k admin)                                                   800
Paychex                                                                 500
Biocom                                                                   --
Postage                                                                 200
Office supplies                                                       2,500
Subscriptions                                                           200
Travel and entertainment                                              2,000
Repairs and maintenance                                                 300
Cell phones                                                             800
Other administrative                                                 10,000
Sales tax                                                             1,000

                                                                    -------
                                                                    685,276


*Post petition portions of invoices still due dated prior to petition date have been included in Progenitor Cell Therapy ($66,667) and Scientific Advisors ($5,333)

**Categories of expenses that have no amounts listed are expected to be incurred before or after the January 6, 2009 through February 5, 2009 time period.





                                Exhibit B Page 7